                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 1999


Available Amount to Note Holders:                                                    6,390,231.85

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                 --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                           594,593.66
          (b) Servicer Fees from current and prior Collection Period                    51,678.66
          (c) Servicing Charges inadvertantly deposited in Collection Account                  --
(iv)      Current and unpaid Back-up Servicing Fees                                      2,067.15
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                 13,205.00
          Adjustment to prior month premium amount                                             --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees      291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                              --
          Adjustment to prior month Class A-1 Note Interest                                    --
          Class A-2 Note Interest                                                      123,934.65
          Class A-3 Note Interest                                                      272,663.71
          Class A-4 Note Interest                                                      202,342.75
(ix)      Class B-1 Note Interest                                                       14,117.46
(x)       Letter of Credit Bank Fee and unpaid amounts                                   1,127.76
(xi)      Class B-2 Note Interest                                                       13,225.51
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                              --
          Class A-2 Principal Distribution Amount                                    4,667,642.92
          Class A-3 Principal Distribution Amount                                              --
          Class A-4 Principal Distribution Amount                                              --
(xiii)    Note Insuer Reimbursement Amount                                                     --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue
          Principal                                                                    101,470.50
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue
          Principal                                                                    101,470.50
(xvi)     Letter of Credit Reimbursement Amount                                                --
(xvii)    Class B-3 Note Interest                                                       14,353.26
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue
          Principal                                                                    101,470.50
(xix)     Excess Indenture Trustee Expenses over those permitted by Section
          7.07(a)(ii)                                                                          --
(xx)      Letter of Credit Additional Reimbursement Amount                                     --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 1999


(xxii)    Remaining Amount to Residual Holder                                                  --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                   --
          Class A-2 additional Principal Distribution Amount                           107,561.34
          Class A-3 additional Principal Distribution Amount                                   --
          Class A-4 additional Principal Distribution Amount                                   --
          Class B-1 additional Principal Distribution Amount                             2,338.29
          Class B-2 additional Principal Distribution Amount                             2,338.29
          Class B-3 additional Principal Distribution Amount                             2,338.29


          Reviewed By:



          ----------------------------------------------------------------------
          E. ROGER GEBHART
          SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JULY 1, 1999



                    Initial         Beginning         Base         Additional        Total          Ending           Ending
                   Principal        Principal       Principal       Principal      Principal       Principal       Certificate
   Class            Balance          Balance       Distribution   Distribution   Distribution       Balance          Factor
-------------   --------------   --------------    ------------   ------------   ------------   --------------     -----------
Class A-1        32,998,000.00               --              --             --             --               --       0.0000000
Class A-2        85,479,000.00    23,420,721.26    4,667,642.92     107,561.34   4,775,204.26    18,645,517.00       0.2181298
Class A-3        51,527,000.00    51,527,000.00              --             --             --    51,527,000.00       1.0000000
Class A-4        38,238,000.00    38,238,000.00                             --             --    38,238,000.00       1.0000000
                --------------   --------------    ------------     ----------   ------------   --------------     -----------
Total Class A   208,242,000.00   113,185,721.26    4,667,642.92     107,561.34   4,775,204.26   108,410,517.00       0.5205987

Class B-1         4,527,000.00     2,460,559.16      101,470.50       2,338.29     103,808.79     2,356,750.37       0.5205987
Class B-2         4,527,000.00     2,460,559.16      101,470.50       2,338.29     103,808.79     2,356,750.37       0.5205987
Class B-3         4,527,000.00     2,460,559.16      101,470.50       2,338.29     103,808.79     2,356,750.37       0.5205987
                --------------   --------------    ------------     ----------   ------------   --------------
Total           221,823,000.00   120,567,398.75    4,972,054.41     114,576.22   5,086,630.63   115,480,768.12

ADCPB at end of Collection Period                                                               118,955,249.11
                                                                                                --------------
Excess of ending ADCPB over ending note balance                                                   3,474,480.99
Floor                                                                                             4,527,025.86
                                                                                                --------------
Difference                                                                                       (1,052,544.87)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 1999                                    3,650,737.83
     Investment earnings on amounts in Collection Account                                  11,879.41
     Payments due Collection Account from last 3 business days of Collection Period       820,303.58
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     1,907,311.03
                                                                                        ------------
     Available Funds on Payment Date                                                    6,390,231.85
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               6,390,231.85
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               6,390,231.85
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   594,593.66
     Unreimbursed Servicer Advances paid                                                  594,593.66
                                                                                        ------------
     Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,795,638.19
SERVICER FEES
     Servicer Fees due                                                                     51,678.66
     Servicer Fees paid                                                                    51,678.66
                                                                                        ------------
     Servicer Fees remaining unpaid                                                               --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,743,959.53
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,743,959.53
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                              2,067.15
     Back-up Servicer Fees paid                                                             2,067.15
                                                                                        ------------
     Back-up Servicer Fees remaining unpaid                                                       --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,741,892.39
PREMIUM AMOUNT
     Premium Amount due                                                                    13,205.00
     Premium Amount paid                                                                   13,205.00
                                                                                        ------------
     Premium Amount remaining unpaid                                                              --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,728,687.39

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                291.67
     Indenture Trustee Fee paid                                                               291.67
                                                                                        ------------
     Indenture Trustee Fee remaining unpaid                                                       --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               5,728,395.72

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                   --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                              75,000.00
                                                                                --------------
     Total Indenture Trustee Expenses paid                                                  --
                                                                                --------------
     Indenture Trustee Expenses unpaid                                                      --

REMAINING AVAILABLE FUNDS                                                         5,728,395.72
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                --
     Class A-2 Note Interest                                                        123,934.65
     Class A-3 Note Interest                                                        272,663.71
     Class A-4 Note Interest                                                        202,342.75
                                                                                --------------
     Total Class A Interest due                                                     598,941.11
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         5,129,454.61
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                     14,117.46
     Class B-1 Note Interest paid                                                    14,117.46
                                                                                --------------
     Class B-1 Note Interest remaining unpaid                                               --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         5,115,337.15
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                    1,127.76
     Letter of Credit Bank Fee paid                                                   1,127.76
                                                                                --------------
     Letter of Credit Bank Fee remaining unpaid                                             --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         5,114,209.39
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                     13,225.51
     Class B-2 Note Interest paid                                                    13,225.51
                                                                                --------------
     Class B-2 Note Interest remaining unpaid                                               --
                                                                                --------------
REMAINING AVAILABLE FUNDS                                                         5,100,983.89
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                               4,667,642.92
     Class A Note Principal Balance as of preceding Payment Date                113,185,721.26
                                                                                --------------
     Class A Base Principal Distribution Amount paid                              4,667,642.92
                                                                                --------------
     Class A Base Principal Distribution Amount remaining unpaid                            --

     Class A-1 Note Principal Balance as of preceding Payment Date                          --
     Class A-1 Base Principal Distribution Amount paid                                      --
                                                                                --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                    --
                                                                                --------------

     Remaining Class A Base Principal Distribution Amount                         4,667,642.92
                                                                                --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date           23,420,721.26
     Class A-2 Base Principal Distribution Amount paid                        4,667,642.92
                                                                             -------------
     Class A-2 Note Principal Balance after distribution on Payment Date     18,753,078.35

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date           51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                  --
                                                                             -------------
     Class A-3 Note Principal Balance after distribution on Payment Date     51,527,000.00

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date           38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                  --
                                                                             -------------
     Class A-4 Note Principal Balance after distribution on Payment Date     38,238,000.00

REMAINING AVAILABLE FUNDS                                                       433,340.97

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                               --
     Note Insuer Reimbursement Amount paid                                              --
                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                  --
REMAINING AVAILABLE FUNDS                                                       433,340.97

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date            2,460,559.16
     Class B-1 Base Principal Distribution due                                  101,470.50
     Class B-1 Base Principal Distribution paid                                 101,470.50
                                                                             -------------
     Class B-1 Base Principal Distribution remaining unpaid                             --
     Class B-1 Note Principal Balance after distribution on Payment Date      2,359,088.66

REMAINING AVAILABLE FUNDS                                                       331,870.47

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date            2,460,559.16
     Class B-2 Base Principal Distribution due                                  101,470.50
     Class B-2 Base Principal Distribution paid                                 101,470.50
                                                                             -------------
     Class B-2 Base Principal Distribution remaining unpaid                             --
     Class B-2 Note Principal Balance after distribution on Payment Date      2,359,088.66

REMAINING AVAILABLE FUNDS                                                       230,399.98

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                           --
     Letter of Credit Reimbursement Amount paid                                          --
                                                                               ------------
     Letter of Credit Reimbursement Amount remaining unpaid                              --
REMAINING AVAILABLE FUNDS                                                        230,399.98
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                  14,353.26
     Class B-3 Note Interest paid                                                 14,353.26
                                                                               ------------
     Class B-3 Note Interest remaining unpaid                                            --
                                                                               ------------
REMAINING AVAILABLE FUNDS                                                        216,046.71

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date             2,460,559.16
     Class B-3 Base Principal Distribution due                                   101,470.50
     Class B-3 Base Principal Distribution paid                                  101,470.50
                                                                               ------------
     Class B-3 Base Principal Distribution remaining unpaid                              --
     Class B-3 Note Principal Balance after distribution on Payment Date       2,359,088.66

REMAINING AVAILABLE FUNDS                                                        114,576.22
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
     Remaining Indenture Trustee Expenses unpaid                                         --
REMAINING AVAILABLE FUNDS                                                        114,576.22

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                --
     Additional Letter of Credit Reimbursement Amount paid                               --
                                                                               ------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                   --
REMAINING AVAILABLE FUNDS                                                        114,576.22

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
REMAINING AVAILABLE FUNDS                                                        114,576.22

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR         1,167,121.08

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                            114,576.22

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                       114,576.22
     Adjusted Principal Distribution Sharing Ratio                                       93.878%
                                                                                ---------------
     Additional Principal Distribution to Class A                                    107,561.34

     Class A Note Principal Balance after payment above                          108,518,078.35
                                                                                ---------------
     Class A additional Principal Distribution Amount paid                           107,561.34
                                                                                ---------------
     Excess cash after payment of additional Class A Principal Distribution                  --

     Class A-1 Note Principal Balance after payment above                                    --
     Class A-1 additional Principal Distribution Amount paid                                 --
                                                                                ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                     --
                                                                                ---------------

     Remaining Class A additional Principal Distribution Amount                      107,561.34
                                                                                ---------------

     Class A-2 Note Principal Balance after payment above                         18,753,078.35
     Class A-2 additional Principal Distribution Amount paid                         107,561.34
                                                                                ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date          18,645,517.00

     Remaining Class A additional Principal Distribution Amount                              --
                                                                                ---------------

     Class A-3 Note Principal Balance after payment above                         51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                 --
                                                                                ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date          51,527,000.00

     Remaining Class A additional Principal Distribution Amount                              --
                                                                                ---------------

     Class A-4 Note Principal Balance after payment above                         38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                 --
                                                                                ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date          38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                       114,576.22
     Adjusted Principal Distribution Sharing Ratio                                        2.041%
                                                                                ---------------
     Additional Principal Distribution to Class B-1                                    2,338.29

     Class B-1 Note Principal Balance after payment above                          2,359,088.66
     Class B-1 additional Principal Distribution paid                                  2,338.29
                                                                                ---------------
     Class B-1 Note Principal Balance after distribution on Payment Date           2,356,750.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                  114,576.22
     Adjusted Principal Distribution Sharing Ratio                                   2.041%
                                                                             -------------
     Additional Principal Distribution to Class B-2                               2,338.29

     Class B-2 Note Principal Balance after payment above                     2,359,088.66
     Class B-2 additional Principal Distribution paid                             2,338.29
                                                                             -------------
     Class B-2 Note Principal Balance after distribution on Payment Date      2,356,750.37

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                  114,576.22
     Adjusted Principal Distribution Sharing Ratio                                   2.041%
                                                                             -------------
     Additional Principal Distribution to Class B-3                               2,338.29

     Class B-3 Note Principal Balance after payment above                     2,359,088.66
     Class B-3 additional Principal Distribution paid                             2,338.29
                                                                             -------------
     Class B-3 Note Principal Balance after distribution on Payment Date      2,356,750.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                               124,028,774.02
      ADCPB, end of Collection Period                                     118,955,249.11
                                                                          --------------
      Base Principal Amount                                                 5,073,524.91

UNREIMBURSED SERVICING ADVANCES

      Unreimbursed Servicing Advances from previous Collection Period       1,912,727.40
      Servicing Advances collected during the current Collection Period     1,318,133.74
                                                                            ------------
      Unreimbursed Servicing Advances as of current Determination Date        594,593.66

CALCULATION OF INTEREST DUE

                  Beginning                            Current                              Total
                  Principal         Interest           Interest          Overdue           Interest
  Class            Balance            Rate                Due            Interest             Due
---------      --------------       --------          ----------         --------          ----------
Class A-1                  --        5.7325%                  --               --                  --
Class A-2       23,420,721.26        6.3500%          123,934.65               --          123,934.65
Class A-3       51,527,000.00        6.3500%          272,663.71               --          272,663.71
Class A-4       38,238,000.00        6.3500%          202,342.75               --          202,342.75
Class B-1        2,460,559.16        6.8850%           14,117.46               --           14,117.46
Class B-2        2,460,559.16        6.4500%           13,225.51               --           13,225.51
Class B-3        2,460,559.16        7.0000%           14,353.26               --           14,353.26
               --------------                         ----------         --------          ----------
               120,567,398.75        6.3762%          640,637.33               --          640,637.33

CALCULATION OF PRINCIPAL DUE

                       Base            Base                              Total
                    Principal       Principal         Overdue          Principal
  Class             Amount Pct.       Amount         Principal            Due
---------           -----------    ------------     ------------     ------------
Class A               92.0%        4,667,642.92               --     4,667,642.92
Class B-1              2.0%          101,470.50               --       101,470.50
Class B-2              2.0%          101,470.50               --       101,470.50
Class B-3              2.0%          101,470.50               --       101,470.50
                                   ------------     ------------     ------------
                                   4,972,054.41               --     4,972,054.41

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date      124,028,774.02
      Servicer Fee Rate                                    0.500%
      One-twelfth                                           1/12
                                                 ---------------
      Servicer Fee due current period                  51,678.66
      Prior Servicer Fee arrearage                            --
                                                 ---------------
      Servicer Fee due                                 51,678.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1999


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                               124,028,774.02
      Back-up Servicer Fee Rate                                                                     0.020%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Back-up Servicer Fee due Current Period                                                    2,067.15
      less overpayment from prior period                                                               --
      Prior Back-up Servicer Fee Arrearage                                                             --
                                                                                          ---------------
      Back-up Servicer Fee due                                                                   2,067.15

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           113,185,721.26
      Premium Rate                                                                                  0.140%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Premium Amount due Current Period                                                         13,205.00
      Prior Premium Amount arrearage                                                                   --
                                                                                          ---------------
      Total Premium Amount due                                                                  13,205.00

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     291.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                          ---------------
      Total Indenture Trustee Fee due                                                              291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)        2,460,559.16
      Letter of Credit Bank Fee Rate                                                                 0.55%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Letter of Credit Bank Fee due Current Period                                               1,127.76
      Letter of Credit Bank Fee arrearage                                                              --
                                                                                          ---------------
      Total Letter of Credit Bank Fee arrearage due                                              1,127.76

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                         --
      Prior Letter of Credit Reimbursement Amount arrearage                                            --
                                                                                          ---------------
      Total Letter of Credit Reimbursement Amount due                                                  --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                          ---------------
      Total Indenture Trustee Expenses due                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1999


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                    --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                       --
                                                                                 --------------
      Total Additional Letter of Credit Reimbursement Amount due                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                  --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                 --------------
      Total Other Amounts Due Servicer under Servicing Agreement                             --

FLOOR CALCULATION
      Initial ADCPB                                                              226,351,292.85
      Floor percent                                                                        2.00%
                                                                                 --------------
      Floor                                                                        4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                 118,955,249.11

      Aggregate Note Balances prior to any payment on current Payment Date       120,567,398.75
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                      4,667,642.92
      Class B-1                                                                      101,470.50
      Class B-2                                                                      101,470.50
      Class B-3                                                                      101,470.50
                                                                                 --------------
      Total Base Principal Amount distributions on current payment date            4,972,054.41
                                                                                 --------------
      Aggregate Note Balance after payment of Base Principal Amount              115,595,344.33
                                                                                 --------------
      Excess of ADCPB over Ending Note Balances                                    3,359,904.78

      Difference between excess and floor                                          1,167,121.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                 Yes/No
                                                                 ------
     A) Event of Servicer Termination (Yes/No)                     No
     B) Note Insurer has Made a Payment (Yes/No)                   No
     C) Gross Charge Off Event has Occurred (Yes/No)               No
     D) Delinquency Trigger Event has Occurred (Yes/No)            No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                           Yes/No
                                                                                           ------
         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
         Indenture when due; and,                                                            No

         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
         Payment Date to the extent that sufficient Available Funds are on
         deposit in the Collection Account of (y) on the                                     No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                           Event                                                   Yes/No
     ---------   --------------------------------------------------------------------------------------------   ------
     6.01(i)     Failure to make payment required                                                                 No
     6.01(ii)    Failure to submit Monthly Statement                                                              No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                              No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                    No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                               No
     6.01(vi)    Order of judgement in excess of $500,000                                                         No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                   within 60 days                                                                                 No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                        No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                     No